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                                  EXHIBIT 10.2

                        PATAPSCO VALLEY BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


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                        PATAPSCO VALLEY BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                          ----------------------------

                                 AMENDMENT NO. 1
                          ----------------------------


         WHEREAS, the Board of Directors and Stockholders of Patapsco Valley Bancshares, Inc. ("Patapsco") adopted and approved the Employee Stock Purchase Plan (the "Plan");

         WHEREAS, Section Sixteen of the Plan authorizes the President, Chief Operating Officer, and Chief Financial Officer of Patapsco, as the Administrators of the Plan (the "Administrators"), to amend the Plan at any time, provided that no amendment shall affect or impair any of the rights of an optionee under any option heretofore granted under the Plan;

         WHEREAS, the Administrators have found that it is in the best interests of Patapsco to amend the Plan in the manner set forth herein;

         NOW, THEREFORE, the Administrators hereby amend the Plan, effective as of June 15, 1999, in accordance with Section Sixteen of the Plan:

         1. Section Nine of the Plan is amended to add new Paragraph 6 as follows:

                           6. Notwithstanding anything to the contrary in the
                  Plan or in any agreement upon which an option is granted pursuant to the Plan, in the event of the commencement of a tender offer (other than by the Corporation) for any shares of the Corporation, or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Corporation, or a merger, consolidation or share exchange pursuant to which the shares of the Corporation are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Corporation (an "Extraordinary Event"), then regardless of whether any option granted pursuant to the Plan has vested or become fully exercisable, all options granted pursuant to the Plan, whether granted before, on, or after June 15, 1999, shall immediately vest and become fully exercisable for the full number of shares subject to any such option.

                           The accelerated exercise right pursuant to this
                  Paragraph 6 shall be effective on and at all times after the "Event Date" of the Extraordinary Event. The "Event Date" is the date of the


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                  commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event.

                           If in the case of an Extraordinary Event other than a
                  tender offer, notice that is given by an Optionee of the exercise of an option pursuant to this Paragraph 6 prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of an option after the occurrence of an Extraordinary Event, the Corporation shall issue, on and as of the effective date of such exercise, all shares with respect to which the option shall have been exercised.

                           If an Optionee fails to exercise his or her option,
                  in whole or in part, pursuant to this Paragraph 6 upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the shares, the Corporation shall take such action as may be necessary to enable each Optionee to receive such options upon any subsequent exercise of his or her options, in whole or in part, in lieu of shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such shares.

         2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than as stated above.

         IN WITNESS WHEREOF, the Administrators of the Plan have executed this Amendment No. 1 to the Employee Stock Purchase Plan on this 15th day of June, 1999.

                                              /s/ John S. Whiteside
                                              --------------------------
                                              John S. Whiteside, President
                                              Patapsco Valley Bancshares, Inc.

                                              /s/ Kevin P. Huffman
                                              ---------------------------
                                              Kevin P. Huffman, COO
                                              Patapsco Valley Bancshares, Inc.

                                              /s/ Barbara M. Boczkowski
                                              ---------------------------
                                              Barbara M. Broczkowski, CFO
                                              Patapsco Valley Bancshares, Inc.


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         The Board of Directors of Patapsco  Valley  Bancshares,  Inc. duly approved and ratified Amendment No. 1 to the Employee Stock Purchase Plan on June 15, 1999.

                                              /s/ Edwin B. McKee
                                              -----------------------------
                                              Edwin B. McKee, Secretary
                                              Patapsco Valley Bancshares, Inc.


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                        PATAPSCO VALLEY BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                                   SECTION ONE
                                   DEFINITIONS

                  As used herein:

                  1. The word "Corporation" means Patapsco Valley Bancshares, Inc., a Maryland corporation and, collectively, Patapsco Valley Bancshares, Inc. and its subsidiaries.

                  2. The word "Plan" means the Patapsco Valley Bancshares, Inc. Employee Stock Purchase Plan, as herein set forth.

                  3. The word "Employee" means an Employee of the Corporation.

                  4. The word "Optionee" means an Employee holding a stock option under the Plan.


                                   SECTION TWO
                                    PURPOSES

                  The purposes of the Plan are:

                  1. To encourage the sense of proprietorship on the part of Employees;

                  2.      To recognize past valuable services of such Employees;

                  3. To furnish such Employees with further incentive to develop and promote the business and financial success of the Corporation;

                  4. To induce such Employees to continue in the service of the Corporation, by providing a means whereby such Employees of the Corporation may be given an opportunity to purchase stock in the Corporation.


                                  SECTION THREE
                                 ADMINISTRATION

                  1. The Employee Stock Purchase Plan shall be administered by the Corporation's President, Chief Operating Officer, and Chief Financial Officer (the "Administrators").


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                  2. Options to purchase twenty thousand five hundred fifty
(20,550) shares may be granted to Employees during the first three (3) years of the Plan. All employees shall be granted options subject to Section Four of the Plan. All Employees granted options shall have the same rights and privileges except that the amount of stock which will be purchased by any Employee under such option will bear a uniform relationship to the total compensation of Employees and no Employee may purchase more than a maximum amount of stock as provided below:

                  Options to purchase shares shall be granted to each Employee at the rate of one (1) share per one thousand dollars ($1,000) of the total compensation of the Employee as reported on such Employee's Internal Revenue Service Form W-2 for the year of the grant, subject, however, to the limitation that no one grant to any one Employee may allow more than fifty (50) shares to be purchased by that Employee. Each grant of options shall be effective on the date of such grant notwithstanding that the number of shares included in the grant is subsequently determined.

                  3. Subject to the express provisions of the Plan, the Administrators shall also have the power and authority to construe and interpret the Plan and the respective option agreements entered into thereunder, and to make all other determinations necessary or advisable for administering the Plan.

                                  SECTION FOUR
                                   ELIGIBILITY

                  Options may be granted only to Employees who immediately after the option is granted do not own stock possessing more than five percent (5%) of the total combined voting power of all classes of the outstanding stock of the Corporation. For this purpose the stock attribution rules in Section 424(d) of the Internal Revenue Code of 1986 shall apply and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee. No Employee is permitted to purchase stock under all the employee stock purchase plans of the Corporation at a rate which exceeds $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year in which any such option granted to such individual is outstanding at any time.


                                  SECTION FIVE
                             SHARES SUBJECT TO PLAN

                  The stock to be sold pursuant to options granted under this Plan shall be authorized but unissued shares of the common stock of the Corporation. Subject to adjustment made in accordance with Section Thirteen hereof, the total number of shares which may be issued under this Plan shall not exceed twenty thousand five hundred and fifty (20,550) shares. In the event any unexercised options lapse or terminate for any reason, the shares covered thereby may be optioned to other persons, and such lapsed or terminated options shall not be considered in computing the total number of shares optioned. No Employee is permitted to purchase stock under all the employee stock purchase plans of the Corporation at a rate which exceeds $25,000


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in fair market value of such stock (determined at the time the option is granted) for each calendar year in which any such option granted to such individual is outstanding at any time.


                                   SECTION SIX
                                  OPTION PRICE

                  The purchase price of the shares under each option granted pursuant to the Plan shall be eighty-five percent (85%) of the fair market value of the stock on the date such option is granted. If the stock is listed or has trading privileges on a national securities exchange, the fair market value shall be the mean between the high and low selling prices on the date of the granting of such option, or if there are no sales on that date, the mean between the high and low selling prices on the last day prior thereto on which sales were made. If the stock is not listed on any exchange, the fair market value of the stock on the date such option is granted shall be determined by the Administrators.


                                  SECTION SEVEN
                               DURATION OF OPTIONS

                  Each option granted hereunder shall expire twenty-seven (27) months from the date the option was granted, unless sooner terminated under the provisions of Section Eight hereof.


                                  SECTION EIGHT
                             TERMINATION OF OPTIONS

                  1. In the event of termination of the employment of an Optionee for any cause, other than death, disability resulting in coverage under the long-term disability Plan of the Corporation, or retirement of the Optionee, whether by reason of resignation or discharge, each option granted such Optionee shall terminate immediately prior to such termination.

                  2. Each option granted an Optionee shall terminate twelve (12) months from the date of such Optionee's death, provided such Optionee at the time of his death was in the employ of the Corporation.


                                  SECTION NINE
                               EXERCISE OF OPTIONS

                  1. Subject to the terms and conditions of the Plan, options shall be exercised by written notice to the President of the Corporation, at the corporation's principal office, 8593 Baltimore National Pike, Ellicott City, Maryland, 21043, as provided in the option agreements entered into hereunder.

                  2. No option may be exercised unless and until the Optionee shall have


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remained in the continuous employ of the Corporation for twelve (12) months from the date such option was granted and the Optionee is an employee of the Corporation at the time of exercise; except, however, that in the event of the death of such Optionee while in the employ of the Corporation, or retirement of such Optionee under the Corporation's retirement Plan within twenty-four (24) months from the date such option was granted, such option shall become exercisable immediately on the date of such death or retirement.

                  3. An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of ten (10) shares or multiples thereof.

                  4. On the exercise of an option, a certificate or certificates evidencing the shares as to which the option is exercised shall be delivered to the person exercising the option.

                  5. Subject to the limitations imposed by Sections Seven and Eight hereof, in the event of the death of an Optionee, the option or options theretofore granted to him may be exercised by the legal representatives of the estate of the Optionee or by the person or persons to whom his rights under the option or options shall pass by will or the laws of descent and distribution.

                                   SECTION TEN
                                     PAYMENT

                  Payment of the purchase price for shares purchased under options granted under the Plan may be made in cash, by check made payable to the order of the Corporation, with shares of the Corporation to the extent of the fair market value of such shares, or a combination thereof, at the time of the exercise of the option in the manner provided in Section Nine hereof.


                                 SECTION ELEVEN
                          NONTRANSFERABILITY OF OPTIONS

                  An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by him.


                                 SECTION TWELVE
                        PURCHASE OF SHARES FOR INVESTMENT

                  Each Optionee and each other person who shall exercise an option shall represent and agree that all shares purchased pursuant to such option will be purchased for investment and not for distribution or resale thereof.


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                                SECTION THIRTEEN
                              ADJUSTMENT OF SHARES

                  In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constituted, appropriate adjustments shall be made by the President of the Corporation in the aggregate number and kind of shares subject to the Plan, the maximum number and kind of shares for which options may be granted in any calendar year, the maximum number and kind of shares for which options may be granted to any one Employee, and the number and kind of shares and the price per share subject to outstanding options.


                                SECTION FOURTEEN
                     REGISTRATION OR QUALIFICATION OF SHARES

                  Each option shall be subject to the condition that, if at any time the Administrators shall determine in their discretion that the registration or qualification of the shares covered thereby under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the delivery of shares on the exercise thereof, no such option may be granted or, if granted, delivery of shares on the exercise thereof shall be deferred, until such registration or qualification shall have been effected. In the event the Administrators determine that registration or qualification of shares is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification.


                                 SECTION FIFTEEN
                                 FORM OF OPTION

                  The form of option to be granted pursuant to the Plan shall be approved by the Administrators.


                                 SECTION SIXTEEN
                  SUSPENSION, AMENDMENT, OR TERMINATION OF PLAN

                  Unless the Plan shall theretofore have been terminated by the Administrators, the Plan shall terminate on February 17, 2008. The Administrators shall have the right, at any time, to suspend, amend, or terminate the Plan; provided, however, that unless duly approved by the holders of a majority of the common stock of the Corporation no amendment shall increase the total number of shares that shall be the subject of the Plan or change the formula for determining the purchase price for the optioned shares, and provided further that no termination of the Plan or action by the Administrators in amending or suspending the Plan shall affect or impair the rights of an Optionee under any option previously granted under the Plan.


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                  No option may be granted under the Plan during any suspension thereof or after the  termination thereof.


                                SECTION SEVENTEEN
                             EFFECTIVE DATE OF PLAN

                  This Plan shall be submitted to the shareholders of the Corporation at the annual meeting to be held on the 21st day of April, 1998, and shall become operative and effective on its adoption by the shareholders of the Corporation at such meeting.


ATTEST:                                     PATAPSCO VALLEY BANCSHARES, INC.



/s/ Edwin B. Mckee                          By /s/ Howard E. Harrison, III
------------------------                    ------------------------------------
                                               Chairman of the Board
                                               of Directors



                         APPROVAL BY BOARD OF DIRECTORS


                  The Board of Directors of Patapsco Valley Bancshares, Inc. duly approved the within Employee Stock Purchase Plan on February 25, 1998, subject to the further approval of the shareholders of Patapsco Valley Bancshares, Inc.


                                               /s/ Edwin B. Mckee
                                               ---------------------------------
                                               Secretary of the
                                               Board of Directors



                            APPROVAL OF SHAREHOLDERS


                  The Shareholders of Patapsco Valley Bancshares, Inc., after due notice, duly approved the within Employee Stock Purchase Plan on April 21, 1998, at the annual meeting.


                                                /s/ Edwin B. Mckee
                                                --------------------------------
                                                Secretary of Shareholders
                                                Meeting